Related Party Transactions	12 Months Ended
Mar. 31, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE – 15 RELATED PARTY TRANSACTIONS

As disclosed in Note 12, certain bank borrowings of the Company were guaranteed by personal guarantees provided by certain directors of the Company. No guarantee fee was paid or payable by the Company.

As of March 31, 2025, amounts due to directors were US$329,427, which were included in other payables and accrued liabilities in the consolidated balance sheet. The amounts due to directors were unsecured, non-interest bearing and repayable on demand. During the year ended March 31, 2026, the Company fully repaid the amounts due to directors. As of March 31, 2026, there were no amounts due to directors.

Apart from above transactions, the Company has no other significant or material related party transactions during the years presented.